Exhibit 99.1

With Acquisition of ReD, ACI Bolsters Universal Payments Strategy, Delivering Unrivaled Merchant Retail Solution to Address Ecommerce Disruption

ACI strengthens fraud portfolio, enabling game-changing omni-channel payments capabilities with integrated fraud management

NAPLES, FLA — July 21, 2014 — ACI Worldwide (NASDAQ: ACIW), a leading global provider of electronic payment and banking solutions, announced it has bolstered its Universal Payments (UP) strategy, delivering an unrivaled merchant retail solution to combat fraud. With its acquisition of Retail Decisions (ReD), announced earlier today, ACI strengthens its leadership position in the fast-growing payments risk management space to better equip retailers, processors and acquirers as they address disruption in the ecommerce market.

“With the acquisition of ReD, ACI becomes the undisputed payments risk management leader across multiple segments globally -issuers, merchant acquirers, retailers and commercial banks,” said Philip Heasley, President and CEO, ACI Worldwide. “This marks a major milestone in our Universal Payments strategy to enable true real-time, any-to-any transactions.”

Extending Fraud Management Capabilities

Securing payments and protecting both customers and their brand reputations—across all channels—is a daunting and complex task. The sense of urgency in addressing security issues is exacerbated in the U.S. where the rollout of EMV is expected to drive more fraud into the online channel as it has in other markets and regions. CNP (card not present) transactions, which are seen often in ecommerce, are not protected by EMV, and will likely experience an increase in fraud.

In addition to its global SaaS ecommerce fraud solution, ReD brings immediate value to ACI’s current fraud portfolio with its consortium models, business intelligence offerings, extensive modeling/analytics capabilities, risk analyst expertise and data center footprint. Conversely, ACI brings to ReD customers a strong set of complementary products, greater reach, and, most importantly, UP technology, which no other payments risk management vendor can offer.

Challenges and UPward possibilities

More than ever, retailers, processors and acquirers must engage and serve customers across multiple channels, but to do this smoothly and efficiently, they require scalable payment solutions that not only seamlessly connect all customer touch points, but also provide customers with a consistent branded experience.

Driven by ACI’s UP technology, ACI and ReD will deliver a game-changing omni-channel solution with integrated fraud management, available on-premise or in a hosted SaaS environment. UP gives financial institutions and merchant retailers maximum control, choice and flexibility in quickly and efficiently implementing custom transaction products and services globally. UP removes the pressures of being locked into a single vendor by offering independence, not only from any hardware/POS/PED provider, but also from any payment network or acquirer. Moreover, these businesses can exclusively offer real-time, any-to-any commerce payment services directly to their own customers, resulting in a fast, low cost, secure and highly efficient payment transaction process anywhere in the world.

“We’re excited to become part of ACI; the breadth and depth of its portfolio and UP value proposition are unmatched in the industry,” said Paul Stanley, CEO, ReD. “Together with ACI, retailers, processors and acquirers around the world are now better able to address the enormous ecommerce disruption opportunity.”

“Ecommerce has become highly disruptive due to changing consumer preferences, channel proliferation, cost implications and, of course, increased fraud threats. Its explosive growth presents both opportunity and significant challenge to businesses; ACI’s UP solutions provide the technology and peace of mind for our customers to achieve success,” concluded Heasley.

About ACI Worldwide

ACI Worldwide, the Universal Payments company, powers electronic payments and banking for more than 5,000 financial institutions, retailers, billers and processors around the world. ACI software processes $13 trillion each day in payments and securities transactions for more than 250 of the leading global retailers, and 21 of the world’s 25 largest banks. Through our comprehensive suite of software products and hosted services, we deliver a broad range of solutions for payment processing; card and merchant management; online banking; mobile, branch and voice banking; fraud detection; trade finance; and electronic bill presentment and payment. To learn more about ACI, please visit www.aciworldwide.com. You can also find us on Twitter @ACI_Worldwide.

For more information contact:

Dan Ring

E-mail: dan.ring@aciworldwide.com

Phone: 781-370-3600

© Copyright ACI Worldwide, Inc. 2014.

Product roadmaps are for informational purposes only and may not be incorporated into a contract or agreement. The development release and timing of future product releases remains at ACI’s sole discretion. ACI is providing the following information in accordance with ACI’s standard product communication policies. Any resulting features, functionality, and enhancements or timing of release of such features, functionality, and enhancements are at the sole discretion of ACI and may be modified without notice. All product roadmap or other similar information does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making a purchasing decision.

Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, UP BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Official Payments and ReD, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.